UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2021

W.W. Grainger, Inc.

(Exact name of Registrant as Specified in its Charter)

Illinois	1-5684	36-1150280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

100 Grainger Parkway, Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code):	(847) 535-1000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.50 per share	GWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2021 (the “Effective Date”), W.W. Grainger, Inc. (the “Company”) announced that it has appointed Deidra C. Merriwether as Senior Vice President and Chief Financial Officer of the Company, effective immediately. Ms. Merriwether will succeed Robert F. O’Keef, Jr., whom had served as the Company’s Interim Chief Financial Officer and will continue serving as the Company’s Vice President and Treasurer. Mr. O’Keef’s transition is not the result of any disagreement with respect to the Company’s operations, policies or practices or the Company’s independent auditors.

Since January 2020, Ms. Merriwether, age 51, served as Senior Vice President and President, North American Sales & Services of the Company. Previously, Ms. Merriwether served at the Company as Senior Vice President, U.S. Direct Sales and Strategic Initiatives, a position assumed in September 2017, Vice President, Pricing and Indirect Procurement, a position assumed in April 2016, and Vice President, Finance, Americas, a position assumed in September 2013. Ms. Merriwether is also serving on the board of directors of Weyerhaeuser Company, a timberlands and wood products company, a position she has held since November 2020.

In her new role, Ms. Merriwether will receive an annual base salary of $650,000 (subject to proration in 2021), a target annual incentive (bonus) opportunity equal to 90 percent of her annual base salary under the Company’s Management Incentive Plan, and a target annual equity grant opportunity equal to $1,250,000 under the Company’s 2015 Incentive Plan.

A copy of the Company’s press release announcing Ms. Merriwether’s appointment as Senior Vice President and Chief Financial Officer and Mr. O’Keef’s continuation in his role as Vice President and Treasurer of the Company is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

99.1	Press release issued by the Company on January 12, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2021

W.W. GRAINGER, INC.

By:	/s/ Hugo Dubovoy, Jr.
	Name:	Hugo Dubovoy, Jr.
	Title:	Vice President, Corporate Secretary

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